UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.35% Collateral Trust Bonds, due 2026	NRUC 26	New York Stock Exchange
5.50% Subordinated Notes, due 2064	NRUC	New York Stock Exchange

Item 8.01	Other Events.

On May 17, 2023, National Rural Utilities Cooperative Finance Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC and Truist Securities, Inc., as representatives for the several underwriters named on Schedule I thereto, in connection with the issuance and sale of $300,000,000 aggregate principal amount of 7.125% Fixed-to-Fixed Reset Rate Subordinated Notes due 2053 (Subordinated Deferrable Interest Notes) (the “Notes”). The offering (the “Offering”) closed on May 26, 2023.

Copies of the Underwriting Agreement and the Form of Global Certificate for the Notes are filed as Exhibits 1.1 and 4.1, respectively, and are incorporated by reference herein.

On May 26, 2023, notice was provided to investors that the Company will redeem $100 million in principal amount of its $400 million 4.75% Fixed-to-Floating Rate Subordinated Notes due 2043 (Subordinated Deferrable Interest Notes) (the “2043 Notes”) on June 26, 2023. The 2043 Notes are identified by CUSIP number 637432MT9. The 2043 Notes will be redeemed at par plus accrued interest. The principal and accrued interest will be paid with proceeds from the Offering.

Certain comments made in this Form 8-K are forward-looking. Such statements are based on certain assumptions regarding future business and financial performance, describe the Company’s future plans, strategies and expectations and are generally identified by the use of words such as “intend,” “plan,” “may,” “should,” “will,” “expects” and similar expressions. Although the Company believes that the expectations reflected in such statements are based on reasonable assumptions, actual results and performance could materially differ. Information regarding the factors which could cause actual results to materially differ is included in the Company’s annual and quarterly reports previously filed with the SEC. Except as required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date on which the statement is made.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed as part of this report.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 17, 2023, by and among the Company, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC and Truist Securities, Inc., as representatives for the several underwriters named on Schedule I thereto.

4.1	Form of the Global Certificate for the Notes.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Notes.

8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the Notes.

23.1	Consent of Hogan Lovells US LLP (included in Exhibits 5.1 and 8.1)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ Yu Ling Wang
Yu Ling Wang
Senior Vice President and Chief Financial Officer

Dated: May 26, 2023